UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2025

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Maryland Delaware	001-32559 333-177186	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Medical Properties Trust, Inc.	Emerging growth company ☐

MPT Operating Partnership, L.P.	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Medical Properties Trust, Inc.	☐

MPT Operating Partnership, L.P.	☐

This Current Report on Form
8-K
is filed by Medical Properties Trust, Inc., a Maryland corporation (the “Company”), and MPT Operating Partnership, L.P., a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership”). Through one of its wholly-owned subsidiaries, the Company serves as the sole general partner of the Operating Partnership.
Item 8.01. Other Events.
On August 11, 2025, the Company and the Operating Partnership entered into an equity distribution agreement (the “Equity Distribution Agreement”) with each of Truist Securities, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citizens JMP Securities, LLC, Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as agents and/or forward sellers (in their capacity as agents, each, an “Agent” and collectively, the “Agents”, and in their capacity as forward sellers, each, a “Forward Seller” and collectively, the “Forward Sellers”), and each of Truist Bank, Bank of America, N.A., Barclays Bank PLC, BNP PARIBAS, Citizens JMP Securities, LLC, Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, Mizuho Markets Americas LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, as forward purchasers (each, a “Forward Purchaser” and collectively, the “Forward Purchasers”), relating to the offer and sale of shares of the common stock of the Company, par value $0.001 per share (“Common Stock”), having an aggregate offering price of up to $500,000,000 (the “Shares”).
Sale of the Shares may be made in privately negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including, without limitation, sales made directly on the New York Stock Exchange, on any other existing trading market for the Common Stock or to or through a market maker, or otherwise or as may be agreed between the Company and the applicable Agent.
The Equity Distribution Agreement contemplates that, in addition to the issuance and sale of the Shares by the Company through the Agents or to the Agents, as principals, the Company may also enter into one or more forward transactions under separate master forward sale confirmations and related supplemental confirmations, with each of the Forward Purchasers. If the Company enters into a forward sale transaction with any Forward Purchaser, it expects that such Forward Purchaser or one of its affiliates will attempt to borrow from third parties and sell, through its related Forward Seller, the number of shares of Common Stock underlying such forward sale transaction in order to hedge such Forward Purchaser’s exposure under such forward sale transaction.
The Company will not initially receive any proceeds from any sale of shares of Common Stock borrowed by a Forward Seller (or affiliate thereof) and sold through a Forward Seller. The Company expects to fully physically settle each forward sale transaction, if any, on one or more dates specified by the Company on or prior to the maturity date of such forward sale transaction, in which case the Company expects to receive aggregate net cash proceeds at settlement equal to the number of shares underlying such forward sale transaction multiplied by the relevant forward sale price per share. However, subject to certain exceptions, the Company may also elect to cash settle or net share settle all or any portion of its obligations under any forward sale transaction. If the Company elects to cash settle any forward sale transaction, it may not receive any proceeds and may owe cash to the applicable Forward Purchaser. If the Company elects to net share settle any forward sale transaction, it will not receive any proceeds and may owe shares of Common Stock to the applicable Forward Purchaser.
The Agents will receive from the Company a commission of up to 2.0% of the gross sales price of all Shares sold under the Equity Distribution Agreement. In connection with any forward sale transaction, the Company will pay the applicable Forward Seller a commission, in the form of a reduced initial forward sale price under the related forward sale transaction, at a mutually agreed rate not exceeding 2.0% of the volume-weighted average of the sales prices per share of the borrowed shares of Common Stock sold through such Forward Seller during the applicable forward hedge selling period (subject to certain adjustments).
The Company may also sell some or all of the Shares to an Agent as principal for its own account at a price agreed upon at the time of sale.

The Shares will be issued pursuant to the Company’s and the Operating Partnership’s shelf registration statement on Form
S-3
(Registration Nos. 333-287726 and
333-287726-01),
which initially became effective upon filing with the Securities and Exchange Commission on June 2, 2025, and a prospectus supplement, dated August 11, 2025, as the same may be amended or supplemented.

Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated as of August 11, 2025, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., and each of Truist Securities, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citizens JMP Securities, LLC, Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as agents and/or forward sellers, and each of Truist Bank, Bank of America, N.A., Barclays Bank PLC, BNP PARIBAS, Citizens JMP Securities, LLC, Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, Mizuho Markets Americas LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, as forward purchasers

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (included as part of Exhibit 5.1)

99.1	Form of Master Forward Sale Confirmation, by and between Medical Properties Trust, Inc. and a Forward Purchaser (included as part of Exhibit 1.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.
Date: August 1
4
, 2025